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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                December 12, 1997
                -------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)



                                  BioSepra Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-23678                                                 04-3216867
------------------------                                     ------------------
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)


111 Locke Drive, Marlborough, Massachusetts                             01757
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(Address of Principal Executive Offices)                             (Zip Code)



                                 (508) 357-7500
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              (Registrant's Telephone Number, Including Area Code)




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On December 12, 1997, BioSepra Inc. (the "Company") announced that it has entered into a settlement of the patent lawsuit brought against the Company and Sepracor Inc. by PerSeptive Biosystems, Inc. A copy of the press release relating to this announcement is attached hereto as EXHIBIT 99.1.





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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 29, 1997                             BIOSEPRA INC.


                                                    By: /s/ Jean-Marie Vogel
                                                       ------------------------
                                                         Jean-Marie Vogel
                                                         President and Chief
                                                         Executive Officer




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                                  EXHIBIT INDEX



99.1   Press Release dated December 12, 1997.